Exhibit 99.1
Nautilus Biotechnology Appoints Karen Akinsanya, Ph.D., to Board of Directors

Schrödinger President of R&D, Therapeutics brings extensive leadership in commercializing breakthrough biotechnologies to company developing platform for comprehensively quantifying the proteome to enable fundamental advancements in biomedicine
SEATTLE, March 31, 2022 – Nautilus Biotechnology, Inc. (NASDAQ: NAUT; or “Nautilus”), a company pioneering a single-molecule protein analysis platform for quantifying the proteome, today announced the appointment of Karen Akinsanya, Ph.D., to its Board of Directors.

Dr. Akinsanya brings more than 25 years of experience in drug discovery and development, commercialization, partnerships, and licensing from across academia and pharmaceutical research and development (R&D). In her current role as President of R&D, Therapeutics at Schrödinger, she leads the company’s therapeutics group that leverages Schrödinger's leading physics-based platform for preclinical drug discovery and is responsible for translational research and early development, in addition to business development and collaborations.

Prior to joining Schrödinger, Dr. Akinsanya held positions of increasing responsibility during more than a decade at Merck Research Laboratories, as Associate Director of Clinical Pharmacology driving first-in-human studies through late-stage label studies; Executive Director and therapeutic area lead in Discovery Preclinical and Early Development; and AVP of Business Development and Licensing where she managed the search and evaluation of pre-proof of concept therapeutic assets and enabling technologies as well as execution and alliance management of a number of significant licensing and partnering deals. Dr. Akinsanya received her B.Sc. in biochemistry at Queen Mary University of London, and her Ph.D. in endocrine physiology from the Royal Postgraduate Medical School at Imperial College in London.

“Dr. Akinsanya’s proven leadership in realizing and strategically executing on the potential of high-impact clinical and translational programs as well as transformative technologies is virtually unrivaled in the biopharmaceutical industry,” said Sujal Patel, co-founder and CEO of Nautilus. “We are excited to welcome her as the newest member of our board, expanding the breadth and depth of business and scientific acumen that will bolster our go-to-market and commercialization strategy for widening access to and understanding of the human proteome to improve human health.”

Dr. Akinsanya is currently a member of the Board of Directors of the Imperial College Foundation, the Board of Trustees of The Rockefeller University, the Scientific Advisory Boards of Variant Bio and Thermo Fisher Scientific, and was previously a Scientific Advisor at CQDM. While at Merck, she provided leadership to the National Medical Fellowships to increase diversity in medicine and access to quality healthcare in underserved communities, and as Executive Ambassador to Merck For Mothers to improve maternal health in more than 30 countries. She founded My Tech Learning and served as a mentor at The Prince’s Trust to connect students to educational opportunities in science and technology.

“I’m thrilled to serve on Nautilus’ Board of Directors among renowned business leaders who have brought revolutionary innovations in the fields of genomics, cancer therapeutics, and technology to market and are now guiding an innovative approach that has enormous potential for democratizing access to proteomics for all,” said Dr. Akinsanya. “The possibilities that Nautilus’ platform for unlocking the proteome will present are significant for the future of healthcare, from powering the discovery of breakthrough science to enabling disease diagnosis and the development of therapeutics for unmet needs with greater precision.”

Dr. Akinsanya joins a Board of Directors that includes:

•Matt Posard, Board Chair and Founding Principal at Explore DNA, former Senior Vice President and Head of Sales at Illumina
•Michael Altman, Managing Director at Perceptive Advisors
•Melissa Epperly, Chief Financial Officer at Zentalis Pharmaceuticals
•Parag Mallick, Ph.D., Founder and Chief Scientist, Nautilus Biotechnology
•Matt McIlwain, Managing Director at Madrona Venture Group
•Farzad Nazem, Former EVP Engineering and Chief Technology Officer at Yahoo
•Vijay Pande, Ph.D., General Partner at Andreessen Horowitz
•Sujal Patel, Founder and CEO, Nautilus Biotechnology
About Nautilus Biotechnology, Inc.
With its corporate headquarters in Seattle and its research and development headquarters in the San Francisco Bay Area, Nautilus is a development stage life sciences company creating a platform technology for quantifying and unlocking the complexity of the proteome. Nautilus’ mission is to transform the field of proteomics by democratizing access to the proteome and enabling fundamental advancements across human health and medicine. To learn more about Nautilus, visit www.nautilus.bio.
Special Note Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of federal securities laws. Forward-looking statements in this press release include, but are not limited to, statements regarding Nautilus’ expectations regarding the company’s business operations, financial performance and results of operations; expectations with respect to the suitability of the Nautilus product platform to investigate proteins and proteoforms; and expectations with respect to the functionality and performance of Nautilus’ product platform, its potential impact on pharmaceutical development and drug discovery; statements regarding the partnership between Nautilus’ board of directors and management; and the ability of management and board of directors personnel to contribute to the execution of Nautilus’ strategic plans and goals. These statements are based on numerous assumptions concerning the development of Nautilus’ products and target markets and involve substantial risks, uncertainties and other factors that may cause actual results to be materially different from the information expressed or implied by these forward-looking statements. Risks and uncertainties that could materially affect the accuracy of Nautilus’ assumptions and its ability to achieve the forward-looking statements set forth in this press release include (without limitation) the following: Nautilus’ product platform is not yet commercially available and remains subject to significant scientific and technical development, which is inherently challenging and difficult to predict, particularly with respect to highly novel and complex products such as those being developed by Nautilus. Even if our development efforts are successful, our product platform will require substantial validation of its functionality and utility in life science research. In the course of Nautilus’ scientific and technical development and associated product validation and commercialization, we may experience material delays as a result of unanticipated events. We cannot provide any guarantee or assurance with respect to the outcome of our development, collaboration, and commercialization initiatives or with respect to their associated timelines. For a more detailed description of additional risks and uncertainties facing Nautilus and its development efforts, investors should refer to the information under the caption “Risk Factors” in the Registration Statement on Form S-1 filed with the SEC as well as in our Annual Report on Form 10-K filed for the year ended December 31, 2021. The forward-looking statements in this press release are as of the date of this press release. Except as otherwise required by applicable law, Nautilus disclaims any duty to update any forward-looking statements. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

Disclosure Information
Nautilus uses filings with the Securities and Exchange Commission, its website (www.nautilus.bio), press releases, public conference calls, public webcasts, and its social media accounts as means of disclosing material non-public information and for complying with Regulation FD. Therefore, Nautilus encourages investors, the media, and others interested in Nautilus to review the information it makes public in these locations, as such information could be deemed to be material information.
Media Contact
Thermal for Nautilus Biotechnology
Kaustuva Das
press@nautilus.bio
Investor Contact
investorrelations@nautilus.bio
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